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                                                                   EXHIBIT 10.34



                           Advertising Insertion Order

                              http:www.eGroups.com

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
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Sales Contact: _________     e-mail:_________     Phone: (212) 229-9599      Fax: (212) 229-9913
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                                ORDER INFORMATION

Order Date:_________________                              Order #_______________
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Advertiser     EVulkan (BeMany.com)            Agency     N/A

Fax                                            Fax

Address                                        Address



Contact        Bill Robinson                   Contact

Phone                                          Phone

Email          bill@evulkan.com                Email

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Start Date 3/1/00     End Date 2/28/01      Contract Length  12 Months
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Bill To:               [x]  Advertiser                       [ ] Agency

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                                  Ad Placement
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
                                                                      TOTAL                   TOTAL
AD TYPE                     POSITION       TARGET                     INSERTIONS      CPM     AMOUNT
-------                     --------       ------                     ----------      ---     ------
HTML Email                  468x60         Students, News,            [*]             [*]     $42,000
                                           Regional, Small
                                           Business, Expatriates,
                                           Regional Cooking,
                                           Nationalities, Ethnic
                                           Groups, Fraternities &
                                           Sororities

Text Email                  3 Lines        ""                         [*]             [*]     $52,500
                            + Link

Vault Sponsorship           468x60         ""                         [*]             [*]     $19,500
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We have requested confidential treatment of this exhibit pursuant to Rule 406, promulgated by the Securities and Exchange Commission, under the Securities and
Exchange Act of 1933, as amended.

An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

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
Chat Sponsorship            468x60         ""                         [*]             [*]     $3000

Database Sponsorship        468x60         ""                         [*]             [*]     $3000

Links Sponsorship           468x60         ""                         [*]             [*]     $3000

Poll Sponsorship            468x60         ""                         [*]             [*]     $3000

Category Sponsorship        120x240        Education & Alumni, News   [*]             [*]     $105,000
                                           & Publications, Regions
                                           & Languages

Group Info Page             120x90         All Groups                 [*]             [*]     $420,000
Sponsorship

Mgr. Newsletter             468x60         All Group Managers         [*]             [*]     $35,000
Sponsorship

User Newsletter             468x60         All Subscribed Users       [*]             [*]     $131,250
Sponsorship

Opt-In Email                Stand          Categories and Mailing     [*]             [*]     $187,500
                            Alone          Dates to Be Determined
                            Email          Throughout the lifespan
                            Msg.           of the campaign
                            Total:                                    [*]                     $1,004,750
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DELIVERY: All materials must be delivered at least 4 business days in advance to the e-mail address below ______________. In all correspondence, an eGroups insertion order number and flight dates must be referenced.

Insertion orders are subject to the approval of eGroups, Inc., which retains sole discretion to accept or reject any order. Once accepted, the Insertion Order may not be cancelled by Advertiser. Acceptance does not obligate eGroups to accept subsequent orders. This insertion order is subject to and incorporates eGroups Standard Terms and Conditions for Advertisers which are attached hereto.

Authorized By:                              Phone:              Date:
              ------------------------            -----------        -----------

Production Contact:                         Phone:              Date:
                   -------------------            -----------        -----------


Please return to eGroups Sales Dept. Fax (212) 229-9913

An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

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ACCEPTED AND AGREED TO:

EGROUPS, INC.

By:
   --------------------------------

Name:
     ------------------------------

Title:
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